LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

COLLECTION PERIOD:                        DECEMBER 1-31, 2004             PAYMENT DATE:    JAN 18 2005
Determination Date:                       Jan 11 2005                     Report Branch:   2043
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                                                                                                                        Overcollat-
Initial Deal                                   TOTAL       CLASS A-1       CLASS A-2      CLASS A-3      CLASS A-4      ERALIZATION
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Class Percentages                                100.00%        17.82%          29.98%         20.93%          30.27%         1.00%
Initial Pool Balance                      230,227,265.77 41,026,498.73   69,028,712.15  48,189,855.65   69,679,926.42  2,302,272.82
Prefunding                                123,308,088.00 21,973,501.27   36,971,287.85  25,810,144.35   37,320,073.58  1,233,080.95
Total Balance                             353,535,353.77 63,000,000.00  106,000,000.00  74,000,000.00  107,000,000.00  3,535,353.77
Note Balance Total                        350,000,000.00 63,000,000.00  106,000,000.00  74,000,000.00  107,000,000.00
Number of Contracts                               12,884
Class Pass Through Rates                                        2.390%          3.040%         3.402%          3.777%
Servicing Fee Rate                              1.75000%
Indenture Trustee Fee                           0.00300%
Custodian Fee                                   0.02000%
Backup Servicer Fee                             0.02000%
Insurance Premium Fee                           0.25000%
Class C Certificate Rate                        6.00000%
Initial Weighted Average APR                     10.741%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                      0.000%
Initial Weighted Average Adjusted APR
      (net of Monthly Dealer
       Participation) of Remaining
       Portfolio                                 10.741%
Initial Weighted Average Remaining Term            64.48
Initial Weighted Average Original Term             68.11

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CURRENT MONTH CERTIFICATE                                                                                              OVERCOLLAT-
     BALANCES                                  TOTAL       CLASS A-1       CLASS A-2      CLASS A-3     CLASS A-4      ERALIZATION
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BOP:
Prior Month Pool Balance                  230,227,265.77  41,026,498.73   69,028,712.15 48,189,855.65  69,679,926.42  2,302,272.82
Prefunding Pool Balance                   123,308,088.00  21,973,501.27   36,971,287.85 25,810,144.35  37,320,073.58  1,233,080.95
Total Pool Balance                        353,535,353.77  63,000,000.00  106,000,000.00 74,000,000.00  107,000,000.00 3,535,353.77
Total Note Balance                        350,000,000.00  63,000,000.00  106,000,000.00 74,000,000.00  107,000,000.00

EOP:
Number of Current Month Closed Contracts             250
Number of Reopened Loans                            0.00
Number of Contracts - EOP                         12,634
Pool Balance  -  EOP                      222,796,777.95  33,596,010.90   69,028,712.15 48,189,855.65  69,679,926.42  2,302,272.82
Prefunding Pool Balance                   123,308,088.00  21,973,501.27   36,971,287.85 25,810,144.35  37,320,073.58  1,233,080.95
Total Pool Balance  -  EOP                346,104,865.95  55,569,512.17  106,000,000.00 74,000,000.00  107,000,000.00 3,535,353.77
Total Note Balance - EOP                  341,956,410.30  54,956,410.30  106,000,000.00 74,000,000.00  107,000,000.00

Class Collateral Pool Factors                 0.97701832     0.87232397      1.00000000    1.00000000     1.00000000

Weighted Average APR of Remaining
      Portfolio                                10.73654%
Weighted Average Monthly Dealer
      Participation Fee Rate                    0.00000%
Weighted Average Adjusted APR (net of
      Monthly Dealer Participation) of
      Remaining Portfolio                      10.73654%
Weighted Average Remaining Term                    63.81
Weighted Average Original Term                     68.14

                                                                     Page 1 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

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TOTAL DISTRIBUTION AMOUNT                                                                              CONTRACTS
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     Monthly Payments:       Principal                                                  3,084,757.94
                             Interest                                                   2,067,484.74
     Early Payoffs:          Principal Collected                                        4,248,864.40
                             Early Payoff Excess Servicing Compensation                       152.82
                             Early Payoff Principal Net of Rule of 78s Adj.             4,248,711.58                  244
                             Interest                                                      44,773.76
     Liquidated Receivable:  Principal Collected                                                0.00
                             Liquidated Receivable Excess Servicing Compensation                0.00
                             Liquidated Receivable Principal Net of Rule of 78s Adj.            0.00                    0
                             Interest                                                           0.00
     Purchase Amount:        Principal                                                     97,018.31                    6
                             Interest                                                       2,577.10
                                          Total Principal                               7,430,487.83
                                          Total Interest                                2,114,835.60
                                          Total Principal and Interest                  9,545,323.43
     Recoveries                                                                                 0.00
     Excess Servicing Compensation                                                            152.82
     Late Fees & Miscellaneous Fees                                                        27,238.43
     Collection Account Customer Cash                                                   9,572,714.68

     ADDITIONAL COLLECTION ACCOUNT CASH:

     Collection Account Investment Income                                                   6,583.91
     Prefunding Account Investment Income                                                 175,097.20
     Mandatory Special Redemption                                                               0.00
     Available Funds                                                                    9,754,395.79

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DISTRIBUTION                                                                    DISTRIBUTION        SHORTFALL / DRAW
                                                                                  AMOUNT            DEFICIENCY CLAIM
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                                                                                 9,754,395.79
Monthly Dealer Participation Fee                                        0.00     9,754,395.79            0.00
Prior Unpaid Dealer Participation Fee                                   0.00     9,754,395.79

Servicing Fees:              Current Month Servicing Fee          335,748.10
                             Prior Period Unpaid Servicing Fee          0.00
                             Late Fees & Miscellaneous Fees        27,238.43
                             Excess Servicing Compensation            152.82
                                          Total Servicing Fees:   363,139.35     9,391,256.44            0.00
Indenture Trustee Fee                                                 875.00     9,390,381.44            0.00
Custodian Fee                                                       3,837.12     9,386,544.32            0.00
Backup Servicer Fee                                                 3,837.12     9,382,707.20            0.00
Prior Unpaid Indenture Trustee Fee                                      0.00     9,382,707.20            0.00
Prior Unpaid Custodian Fee                                              0.00     9,382,707.20            0.00
Prior Unpaid Backup Servicer Fee                                        0.00     9,382,707.20            0.00

                                                                     Page 2 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

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DISTRIBUTION CONTINUED                                                                  DISTRIBUTION     SHORTFALL / DRAW
                                                                                           AMOUNT        DEFICIENCY CLAIM
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Class A-1 Note Interest:     Current Month                          167,300.00          9,215,407.20            0.00
                             Prior Carryover Shortfall                    0.00          9,215,407.20
Class A-2 Note Interest:     Current Month                          349,093.33          8,866,313.87            0.00
                             Prior Carryover Shortfall                    0.00          8,866,313.87
Class A-3 Note Interest:     Current Month                          272,727.00          8,593,586.87            0.00
                             Prior Carryover Shortfall                    0.00          8,593,586.87
Class A-4 Note Interest:     Current Month                          437,817.25          8,155,769.62            0.00
                             Prior Carryover Shortfall                    0.00          8,155,769.62
Principal Payment Amount:    Current Month                        3,895,134.05          4,260,635.57            0.00
                             Prior Carryover Shortfall                    0.00          4,260,635.57
Certificate Insurer:         Reimbursement Obligations                    0.00          4,260,635.57            0.00
                             Premium                                 71,241.10          4,189,394.47            0.00
Class C Interest Payment Amount
                             Current Month                           39,772.73          4,149,621.74            0.00
                             Prior Carryover Shortfall                    0.00          4,149,621.74            0.00
Supplemental Enhancement Account Reimbursement                            0.00          4,149,621.74            0.00
Expenses:                    Trust Collateral Agent                   6,070.00          4,143,551.74            0.00
                             Indenture Trustee                            0.00          4,143,551.74            0.00
                             Backup Servicer                              0.00          4,143,551.74            0.00
                             Custodian                                    0.00          4,143,551.74            0.00
Distribution to (from) the Spread Account                         4,143,551.74                  0.00
Distribution (from) the Supplemental Enhancement Account                  0.00                  0.00

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LIQUIDATED RECEIVABLES
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                                                                                                Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                      Balance          Units
     BOP Liquidated Receivable Principal Balance     0.00         BOP Cram Down loss Balance            0.00          0.00
     Current Month Cram Down Loss                    0.00         Current Month Cram Down Loss          0.00          0.00
     Liquidation Principal Proceeds                  0.00
     Principal Loss                                  0.00
     Prior Month Cumulative Principal Loss LTD       0.00
     Cumulative Principal Loss LTD                   0.00         Cumulative Cram Down Loss             0.00          0.00

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STATISTICAL INFORMATION
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                                                                      % OF TOTAL POOL
DELINQUENCY STATUS:            # OF CONTRACTS           AMOUNT            BALANCE
     Current                           10,687        195,156,003.58            87.59%
     1-29 Days                          1,868         26,946,994.09            12.09%
     30-59 Days                            77            680,017.86             0.31%
     60-89 Days                             2             13,762.42             0.01%
     90-119 Days                            0                     -             0.00%
     120 Days or More                       0                     -             0.00%
                       Total           12,634        222,796,777.95           100.00%

                                                                     Page 3 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                              Trigger         Trigger     Event of Default    Event of
                             Current Month   Threshold         Event         Threshold         Default

Average Delinquency Ratio        0.31140%      5.25%            NO             7.25%             NO
Cumulative Default Rate             0.00%      1.79%            NO             2.08%             NO
Cumulative Loss Rate                0.00%      0.90%            NO             1.15%             NO

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:
                             CERTIFICATE INVENTORY                                               RECOVERY INVENTORY
                             # OF CONTRACTS         AMOUNT *                                        # OF CONTRACTS      AMOUNT *
Prior Month Inventory                   0                 0.00            Prior Month Inventory                  0          0.00
Repurchased                             0                 0.00                      Repurchased                  0          0.00
Adjusted Prior Month Inventory          0                 0.00   Adjusted Prior Month Inventory                  0          0.00
Current Month Repos                     0                 0.00              Current Month Repos                  0          0.00
Repos Actually Liquidated               0                 0.00     Repos from Trust Liquidation                  0          0.00
Repos Liquidated at 60+ or 150+         0                 0.00        Repos Actually Liquidated                  0          0.00
Dealer Payoff                           0                 0.00                    Dealer Payoff                  0          0.00
Redeemed / Cured                        0                 0.00                 Redeemed / Cured                  0          0.00
Purchased Repos                         0                 0.00                  Purchased Repos                  0          0.00
Current Month Inventory                 0                 0.00          Current Month Inventory                  0          0.00

                         * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:
                                             # OF CONTRACTS        AMOUNT

Current Month Balance                                  0            0.00
Cumulative Balance                                     0            0.00
Current Month Proceeds                                              0.00
Cumulative Proceeds                                                 0.00
Current Month Recoveries                                            0.00
Cumulative Recoveries                                               0.00

                                          RECEIVABLES LIQUIDATED AT 150 OR
                                          MORE DAYS DELINQUENT, 60 OR MORE
                                          DAYS PAST THE DATE AVAILABLE FOR                    CUMULATIVE RECEIVABLE
                                          SALE AND BY ELECTION:                               LIQUIDATED AT 150+ AND 60+:
                                                  Balance           Units                          Balance         Units

Prior Month                                          0.00               0                             0.00             0
Current Trust Liquidation Balance                    0.00               0                             0.00             0
Current Monthly Principal Payments                   0.00
Cram Down Loss                                       0.00
Reopened Loan Due to NSF                             0.00               0
Current Repurchases                                  0.00               0
Current Recovery Sale Proceeds                       0.00               0
Deficiency Balance of Sold Vehicles                  0.00
EOP                                                  0.00               0                             0.00             0

                                                                     Page 4 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

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STATISTICAL INFORMATION CONTINUED
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     SPREAD ACCOUNT RECONCILIATION
                                                                            REQUISITE AMOUNT:     3,453,408.99
Initial Deposit                                              3,453,408.99
BOP Balance                                                  3,453,408.99
Subsequent Transfer Required Deposit                                 0.00
Remaining Distribution Amount                                4,143,551.74
Investment Income                                                4,903.91
Current Month Draw                                                   0.00
EOP Balance Prior to Distribution                            7,601,864.64

Spread Account Release Amount                                4,148,455.65

EOP Balance                                                  3,453,408.99

Class A Principal Payment Amount                             4,148,455.65
Class C Supplemental Interest and Carryover Shortfall                0.00
Class R Certificateholder Distribution                               0.00

     CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                7,954,545.45
BOP Balance                                                  7,954,545.45
Supplemental Enhancement Account Deposit                             0.00
Current Month Draw                                                   0.00
Supplemental Enhancement Account Investment Earnings            11,295.48
Supplemental Enhancement Account Investment Earnings
     Amount to Class C Certificateholder                       (11,295.48)
Class C Supplemental Enhancement Amount Before Release       7,954,545.45

Supplemental Enhancement Account Release Amount                      0.00

EOP Balance                                                  7,954,545.45

OVERCOLLATERALIZATION AMOUNT                                 4,148,455.65

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                      15,556,410.09            6.98%

REQUIRED TOTAL ENHANCEMENT AMOUNT                           22,279,677.80           10.00%

PREFUNDING ACCOUNT RECONCILIATION

     Initial Deposit                                       123,308,088.00
     BOP Balance                                           123,308,088.00
     Subsequent Transfer                                             0.00
     Investment Income Earned                                  175,097.20
     Investment Income Deposited to Note Account              (175,097.20)
     Mandatory Special Redemption                                    0.00

     Remaining Prefunding Balance                                           123,308,088.00
     Undistributed Investment Income                                                  0.00
     EOP Balance Before Release to Servicer                                 123,308,088.00
     Prefunding Account Balance Released to Servicer                 0.00
     EOP Balance                                           123,308,088.00

                                                                     Page 5 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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        CUMULATIVE LOSS:                                      CUMULATIVE GROSS DEFAULT:
     ---------------------------------------------------------------------------------------------------------------

           UP TO MONTH       TRIGGER EVENT  EVENT OF DEFAULT  UP TO MONTH    TRIGGER EVENT    EVENT OF DEFAULT
                3                  0.90%          1.15%             3             1.79%            2.08%
                6                  1.79%          2.10%             6             3.58%            3.81%
                9                  2.24%          2.67%             9             4.26%            4.85%
               12                  3.58%          3.81%            12             6.72%            6.92%
               15                  4.07%          4.33%            15             7.74%            7.87%
               18                  4.89%          5.19%            18             9.78%            9.44%
               21                  5.33%          6.06%            21             10.26%          11.02%
               24                  5.91%          6.58%            24             10.74%          11.96%
               27                  6.29%          7.10%            27             11.43%          12.91%
               30                  6.86%          7.61%            30             12.47%          13.84%
               33                  7.24%          8.14%            33             13.16%          14.79%
               36                  7.62%          8.48%            36             13.85%          15.42%
               39                  7.81%          8.65%            39             14.20%          15.73%
               42                  8.00%          9.00%            42             14.54%          16.36%
               45                  8.00%          9.00%            45             14.54%          16.36%
               48                  8.00%          9.00%            48             14.54%          16.36%
               51                  8.00%          9.00%            51             14.54%          16.36%
               54                  8.00%          9.00%            54             14.54%          16.36%
               57                  8.00%          9.00%            57             14.54%          16.36%
               60                  8.00%          9.00%            60             14.54%          16.36%
               63                  8.00%          9.00%            63             14.54%          16.36%
               66                  8.00%          9.00%            66             14.54%          16.36%
               69                  8.00%          9.00%            69             14.54%          16.36%
               72                  8.00%          9.00%            72             14.54%          16.36%
     ---------------------------------------------------------------------------------------------------------------

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     AVERAGE DELINQUENCY RATIO:
     ------------------------------------------------------
           UP TO MONTH    TRIGGER EVENT   EVENT OF DEFAULT

               12            5.25%             7.25%
               24            6.25%             8.25%
               72            7.25%             9.25%
     ------------------------------------------------------

                                                                     Page 6 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-C

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of December 31, 2004 and were performed in conformity with the Sale and Servicing Agreement dated December 1,
2004.

/s/ Maureen E. Morley
-----------------------------
Maureen E. Morley
Vice President and Controller

                                                                     Page 7 of 7